SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                     The Securities Exchange Act of 1934

              Date of Report.............................October 10, 2002


                         TEXAS VANGUARD OIL COMPANY
             (exact name of registrant as specified in charter)

                                   TEXAS
               (State or other jurisdiction of incorporation)

        #1-10437                                     #74-2075344
  (Commission File Number)                (IRS Employer Identification No.)

                    9811 Anderson Mill Rd., Suite 202
                                Austin, Texas
                   (Address of principal executive offices)

                                  78750
                                (Zip Code)

                             (512) 331-6781
            (Registrant's telephone number, including area code)

                              Not applicable
        (Former name or former address, if changed since last report)


ITEM 5.    OTHER MATERIALLY IMPORTANT EVENTS

Due to the recent death of Robert Watson, Jr., President and CEO of the Company, on September 21, 2002, the Board held a meeting on September 27, 2002. William
G. Watson was appointed to fulfill the unexpired board term.   The Board  then
elected Linda R. Watson to serve as Chairman of the board, William G. Watson to serve as President and Teresa Nuckols to serve as Secretary of the Company during the ensuing year and until a successor shall have been duly elected and shall have qualified.

                          Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under signed hereunto duly authorized.

                                            Texas Vanguard Oil Company



October 10, 2002                            By: Linda R. Watson
                                            Chairman of the Board
                                            Texas Vanguard Oil Company